(FRONTIER FUNDS, INC. LOGO)

                               SEMI-ANNUAL REPORT
                            For the Six Months Ended
                                 March 31, 2001
                                  (Unaudited)

                          (FRONTIER FUNDS, INC. LOGO)

TO OUR INVESTORS

Dear Shareholders,

  Today's stock market may be the most difficult one you have ever experienced. To help you through this volatile period, we'd like to give you a brief summary of our thoughts on the U.S. equity market - and why we see cause for optimism.

  Over the past several months, investors appear to have vacillated between fear and hope: fear about near-term earnings disappointments and hope that lower interest rates and a tax cut may revive the economy later this year. In our view, however, much of the current weakness in corporate earnings has already been factored into stock prices. We are also hesitant to predict the timing of a recovery. Even if Congress approves lower taxes, the current plan calls for a five-year phase-in. While we expect the U.S. Federal Reserve Board to continue cutting interest rates, we believe it may take time for these cuts to positively impact corporate earnings.

  We feel long-term investors should be focusing on two things:

     Long-term earnings growth potential: We believe the trends that drove above-average earnings growth through most of the 1990s remain in place in the U.S. economy, and that strong earnings growth will resume once the economy recovers.

     We believe the market today is more attractively valued than at any time in the past five years, and is once again providing opportunities to buy great companies at attractive prices.

  The investment objective of the Frontier Equity Fund is capital appreciation. The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth.

  We suggest that your best resource in this market is your own investment professional. This is the person who can help you create and stick to a long-range financial plan. A plan that may aid you in weathering market volatility and help you work toward reaching your own financial goals

  Thank you for your investment in Frontier Funds, Inc. Equity Fund. We hope these thoughts will help you through a market period that is difficult, but in our opinion, full of opportunity. We invite your comments and suggestions. Please feel free to write or telephone.

                                    Sincerely,

                                    /s/ James R Fay

                                    James R Fay
                                    President

SCHEDULE OF INVESTMENTS

                           MARCH 31, 2001 (UNAUDITED)

                                                                        MARKET
SHARES                                                                  VALUE
------                                                                  ------
          COMMON STOCKS -- 96.06%

          APPAREL -- 5.59%
100,000   +<F1>  Cygne Designs Inc.                                   $ 18,000
                                                                      --------

          BIOTECHNOLOGY & PHARMACEUTICALS -- 9.76%
  8,000   +<F1>  Macrochem Corporation                                  31,440
                                                                      --------

          COMPUTER SERVICES -- 4.56%
 10,000   +<F1>  HomeSeekers.com Inc.                                    1,563
 30,000   +<F1>  Internet Commerce & Communications Inc.                13,125
                                                                      --------
                                                                        14,688
                                                                      --------

          COMPUTER SOFTWARE -- 18.47%
  5,000   +<F1>  Digital Lava Inc.                                       5,750
100,000   +<F1>  eGames, Inc.                                           12,500
 40,000   +<F1>  Mitek Systems Inc.                                     41,250
                                                                      --------
                                                                        59,500
                                                                      --------

          ELECTRONIC INSTRUMENTS & CONTROLS -- 2.33%
 30,000   +<F1>  Bolder Technologies Inc.                                7,500
                                                                      --------

          HEALTH CARE TECHNOLOGY -- 14.19%
 10,000   +<F1>  Cell Robotics International Inc.                        4,700
  4,200   +<F1>  Enchira Biotechnology Inc.                              4,200
 40,000   +<F1>  Procyte Corporation                                    36,800
                                                                      --------
                                                                        45,700
                                                                      --------

          INTERNET TECHNOLOGY -- 21.73%
100,000   +<F1>  RSI Systems Inc.                                       70,000
                                                                      --------

          RECREATIONAL PRODUCTS -- 7.57%
 15,000   +<F1>  Toymax International Inc.                              24,375
                                                                      --------

          RECYCLING MANAGEMENT -- 2.05%
 66,000   +<F1>  Hi-Rise Recycling Systems Inc.                          6,600
                                                                      --------

          RETAIL -- 1.26%
  6,500   +<F1>  Samuels Jewelers Inc.                                   4,062
                                                                      --------

          TECHNOLOGY -- 8.55%
  9,000   +<F1>  Digital Video Systems Inc.                             27,565
                                                                      --------

                 TOTAL COMMON STOCKS
                   (Cost $883,985)                         96.06%      309,430
                 Cash and other assets less liabilities     3.94%       12,685
                                                          -------     --------
                 TOTAL NET ASSETS                         100.00%     $322,115
                                                          -------     --------
                                                          -------     --------

+<F1>  Non-income producing security

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                           MARCH 31, 2001 (UNAUDITED)

ASSETS:
   Investments in securities, at value (cost $883,985) (Note 2)     $  309,430
   Cash                                                                  1,453
   Subscriptions receivable                                              7,275
   Prepaid expenses                                                     21,567
                                                                    ----------
       Total Assets                                                    339,725
                                                                    ----------

LIABILITIES:
   Payables:
     Fund shares repurchased                                             4,302
     Accrued directors fees                                              2,236
     Other accrued expenses                                             11,072
                                                                    ----------
       Total Liabilities                                                17,610
                                                                    ----------
       Net Assets                                                   $  322,115
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
   Capital stock, $.01 par value; 80 million shares authorized;
     219,929 shares outstanding                                     $1,281,163
   Accumulated net investment loss                                     (63,687)
   Accumulated net realized loss from investment
     transactions (Note 6)                                            (320,806)
   Net unrealized depreciation on investments                         (574,555)
                                                                    ----------
       Net Assets                                                   $  322,115
                                                                    ----------
                                                                    ----------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   Net asset value ($322,115 / 219,929) (Note 2)                    $     1.46
                                                                    ----------
                                                                    ----------
   Maximum offering price per share (net asset
     value plus sales charge of 8%)                                 $     1.59
                                                                    ----------
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

              FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                         $      --
                                                                     ---------
       Total investment income                                               0
                                                                     ---------

EXPENSES:
   Advisory fees (Note 3)                                                2,332
   Administration fees  (Note 4)                                        14,053
   Legal fees                                                            3,837
   Registration fees                                                    14,959
   Transfer agent fees                                                   8,976
   Audit fees                                                            4,987
   Printing and postage expense.                                         2,992
   Custody fees .                                                        6,665
   Directors fees.                                                       4,528
   Other expenses..                                                      2,690
                                                                     ---------
       Total expenses                                                   66,019
   Less:  advisory fees waived (Note 3)                                 (2,332)
                                                                     ---------
       Net expenses                                                     63,687
                                                                     ---------
       Net  investment loss                                            (63,687)
                                                                     ---------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS (NOTE 2)
       Net realized gain (loss) on investment transactions            (206,227)
       Net change in unrealized appreciation
         (depreciation) on investments                                (146,687)
                                                                     ---------
       Net gain (loss) on investments                                 (352,914)
                                                                     ---------
       Net increase (decrease) in net assets
         resulting from operations                                   $(416,601)
                                                                     ---------
                                                                     ---------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                             FOR THE SIX
                                             MONTHS ENDED         FOR THE
                                            MARCH 31, 2001       YEAR ENDED
                                             (UNAUDITED)     SEPTEMBER 30, 2000
                                            --------------   ------------------
Net investment loss                           $ (63,687)         $(140,016)
Net realized gain (loss) from
  investment transactions                      (206,227)           177,630
Net change in unrealized appreciation
  (depreciation) on investments                (146,687)          (160,302)
                                              ---------          ---------
Net increase (decrease) in net assets
  resulting from operations                    (416,601)          (122,688)
   Net capital share transactions (Note 4)      (46,434)           418,203
                                              ---------          ---------
   Net increase (decrease) in net assets       (463,035)           295,515

NET ASSETS:
   Beginning of Period                          785,150            489,635
                                              ---------          ---------
   End of Period (including accumulated
     undistributed net investment loss
     of $(63,687) and $0, respectively)       $ 322,115          $ 785,150
                                              ---------          ---------
                                              ---------          ---------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          FOR THE SIX
                                         MONTHS ENDED                       FOR THE YEARS ENDED SEPTEMBER 30,
                                           MARCH 31,       ------------------------------------------------------------------
                                             2001           2000           1999           1998           1997           1996
                                          (UNAUDITED)      ------         ------         ------         ------         ------
                                          -----------
Net asset value,
  beginning of period                        $3.23          $2.79          $1.58          $4.28          $6.61          $8.06
                                             -----          -----          -----          -----          -----          -----
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment loss                       (0.29)         (0.66)         (0.67)         (0.58)         (0.59)         (0.51)
   Net realized and unrealized
     gain (loss) on investments              (1.48)          1.10           1.88          (2.12)         (1.74)         (0.94)
                                             -----          -----          -----          -----          -----          -----
        Total from investment
          operations                         (1.77)          0.44           1.21          (2.70)         (2.33)         (1.45)
                                             -----          -----          -----          -----          -----          -----

LESS DISTRIBUTIONS:
   Dividends from net
     investment income                          --             --             --             --             --             --
   Distributions from
     net realized gains                         --             --             --             --             --             --
                                             -----          -----          -----          -----          -----          -----
        Total dividends
          and distributions                     --             --             --             --             --             --
                                             -----          -----          -----          -----          -----          -----
Net asset value, end of period               $1.46          $3.23          $2.79          $1.58          $4.28          $6.61
                                             -----          -----          -----          -----          -----          -----
                                             -----          -----          -----          -----          -----          -----

Total return**<F2>                         (54.80%)        15.77%         76.58%        (63.08%)       (35.25%)       (17.99%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)                              $322           $785           $490           $256           $856         $1,445
RATIOS TO AVERAGE NET ASSETS:
Expenses (before reimbursement)             28.30%         16.55%         28.93%         20.72%         13.29%          8.29%
Expenses (net of reimbursement)             27.30%         15.55%         27.93%         19.72%         12.29%          7.29%
Net investment income
  (before reimbursement)                   (28.30%)       (16.54%)       (28.93%)       (20.58%)       (13.29%)        (8.24%)
Net investment income
  (net of reimbursement)                   (27.30%)       (15.54%)       (27.93%)       (19.58%)       (12.29%)        (7.26%)
Portfolio Turnover Rate                     40.25%         82.66%         83.55%         47.78%         74.85%        133.42%

**<F2> Based on net asset value per share. The Fund's sales charge is not reflected in total return on this table.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

                           MARCH 31, 2001 (UNAUDITED)

NOTE 1.   ORGANIZATION

          Frontier Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Corporation was established under the laws of Maryland on October 24, 1991. The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Frontier Equity Fund (the "Fund") to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds. The investment objective of the Frontier Equity Fund is to provide capital appreciation on its assets.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

          Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's directors.

          Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

          Federal Income Taxes - It is the policy of The Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code. Therefore, no provision for Federal income or excise taxes has been made.

          Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

          CAPITAL LOSS CARRYFORWARDS - As of September 30, 2000, the Fund has Federal Income Tax Capital Loss carryforwards of approximately $198,006, expiring in 2006. It is management's intention to make no distribution of any realized capital gains until the Federal Income Tax capital loss carryforward is exhausted.

          ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTION WITH AFFILIATES

          The Fund has an investment advisory agreement with Freedom Investors Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated. Under the terms of the investment advisory agreement, the Fund has agreed to pay the adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily assets. The Adviser has voluntarily waived payments of its advisory fee since the inception of the Fund. Although the waiver can be revoked at any time, the Adviser plans to continue this arrangement until further notice to the Board of Directors. During the six months ended March 31, 2001, the Adviser waived its total fee amounting to $2,332.

          Freedom Investors Corp. also serves as principal underwriter and national distributor (the "Distributor") for the Fund. As Distributor, Freedom Investors selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. For the six months ended March 31, 2001, the Distributor received $205 in commission from the sale of fund shares.

NOTE 4.   ADMINISTRATION AGREEMENT

          Pursuant to an administration agreement between the Fund and American Data Services, Inc. (the "Administrator") the Administrator provides fund accounting, administration and shareholder servicing to the Fund.

NOTE 5.   CAPITAL SHARE TRANSACTIONS

          As of March 31, 2001, there were 80,000,000, $0.01 par value shares of capital stock authorized for the Frontier Equity Fund. Paid in capital at March 31, 2001 was $1,217,477.

          Transactions in capital stock were as follows:

                                                          FOR THE SIX
                                                         MONTHS ENDED                        FOR THE YEAR
                                                        MARCH 31, 2001                          ENDED
                                                          (UNAUDITED)                     SEPTEMBER 30, 2000
                                                     --------------------               ---------------------
                                                     SHARES         AMOUNT              SHARES         AMOUNT
                                                     ------         ------              ------         ------
     Shares sold                                      18,254        $35,776             121,888       $723,594
     Shares issued in reinvestment of dividends            0              0                   0              0
     Shares redeemed                                 (41,238)       (82,210)            (54,188)      (305,391)
                                                     -------       --------             -------       --------
     Net increase                                    (22,984)      $(46,434)             67,700       $418,203
                                                     -------       --------             -------       --------
                                                     -------       --------             -------       --------

NOTE 6.   INVESTMENT TRANSACTIONS

          During the six months ended March 31, 2001, purchases and sales, excluding short term securities, aggregated $195,736 and $323,647, respectively.

NOTE 7.   ACCUMULATED UNREALIZED APPRECIATION

          Aggregate gross unrealized appreciation (depreciation) as of March 31, 2001, based on investment cost of $883,985 for Federal Income Tax purposes is as follows:

         Aggregate gross unrealized appreciation                  $       0
         Aggregate gross unrealized depreciation                   (574,555)
                                                                  ---------
                  Net unrealized depreciation                     $(574,555)
                                                                  ---------
                                                                  ---------

                              FRONTIER FUNDS, INC.

                             OFFICERS AND DIRECTORS

     James R. Fay                                    President and Director
     Amy L. Siesennop                           Vice President and Director
     Jeffrey S. Ackley                                             Director
     Kenneth W. Coshun                                             Director
     Matthew G. Drew                                               Director

                               INVESTMENT ADVISER
                            FREEDOM INVESTORS CORP.

                              NATIONAL DISTRIBUTOR
                            Freedom Investors Corp.

                                   CUSTODIAN,
                           RETIREMENT PLAN CUSTODIAN
                               Firstar Bank, N.A.

                              SHAREHOLDER SERVICES
                                 1-800-231-2901

                          SECURITIES DEALERS SERVICES
                                 1-800-759-6598

                          (FRONTIER FUNDS, INC. LOGO)

                              FRONTIER FUNDS, INC.
                                   P.O.Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI 53072-0068
                                 (262) 691-1196

  This report is intended solely for use by the shareholders of Frontier Funds, Inc. If it is provided to any member of the public, it must be preceded or accompanied by a currently effective prospectus of the Fund.